                                                                   Exhibit 10.24


                                 ALTA PETROLEUM, INC.
                            240 SAINT PAUL ST., SUITE 310
                             DENVER, COLORADO, 80206-5115


January 29, 1997

PERSONAL AND CONFIDENTIAL
-------------------------

Java Centrale, Inc.
1610 Arden Way, Suite 145
Sacramento, CA 95815

Attention:    Mr. Richard D. Shannon
----------

Dear Mr. Shannon:

RE: PROPOSED BRIDGE LOAN
-------------------------

We confirm our recent discussion relating to the Company's short-term working capital requirements. We have reviewed all of the documents you have provided to us and agree that the Company requires additional working capital during the period of time it arranges term financing and/or sells Paradise Bakery Inc. Company owned stores. We are prepared to offer a bridge loan facility (the "Facility") as described in this letter. If accepted, the Facility will replace the $400,000 Stand-By Line of Credit dated July 10, 1996 which is hereby terminated. The terms and conditions set out below will become effective upon execution of this letter.

AMOUNT:            THREE HUNDRED THOUSAND ($300,000) DOLLARS U.S.

ADVANCE: One advance of the total amount to be made on January 31, 1997.

TERM:              One Hundred Twenty (120) days.

INTEREST RATE:     All amounts outstanding shall bear interest at an annual
                   rate equal to Fourteen (14%) percent per annum, payable monthly until the Term expires and thereafter at an annual rate equal to Sixteen (16%) percent per annum, payable monthly.

REPAYMENT:         Principal and accrued interest may be repaid at any time and shall be repaid in full out of the proceeds of any refinancing of greater than $1,000,000 or sale of any of the Paradise Bakery assets, concluded by the Company during the Term.

NOTES: The Advance will be evidenced by a Promissory Note having a due date of May 31, 1997.

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January 29, 1997
Page: 2

CONVERSION:        The principal outstanding may be converted, in whole or in part, into common stock of Java at any time during the Term, upon written notice to the Company, at a price equal to $1.00 per share (to a maximum of 300,000 shares). Java will use its best efforts to register the shares for trading prior to the expiry of the Term.

BONUS: We shall be entitled to a bonus equal to 10% of the principal balance to be payable upon the earlier of: (a) repayment of the Facility, or (b) expiry of the Term. If the Facility is not repaid by the end of the Term the bonus earned shall increase by Two (2%) percent for each Thirty
                   (30) days the Facility remains outstanding.

SECURITY:          The Company will grant in our favour a pledge of 100% of the issued and outstanding shares of Paradise Bakery Inc.

LEGAL: All reasonable legal and other agreed third party costs incurred in securing and operating the Facility shall be for the account of the Company.

We trust the foregoing is in accord with our discussion and if so your should sign and return one copy of this letter.

Yours truly,

ALTA PETROLEUM, INC.



Lyle P. Edwards
Vice-President

RDS/pm
encl.

RDS\API006.AGR


ACKNOWLEDGED AND AGREED TO THIS
30TH DAY OF JANUARY, 1997

JAVA CENTRALE, INC.

Per: /s/
    -------------------------------
        Richard D Shannon
        Chairman

                                   PROMISSORY NOTE



$300,000                                                   January 31, 1997
U.S. Dollars


         FOR VALUE RECEIVED the undersigned, JAVA CENTRALE, INC., promises to pay to or to the order of ALTA PETROLEUM, INC. at DENVER, COLORADO, on or before the 31st day of May, 1997, the sum of THREE HUNDRED THOUSAND (300,000) DOLLARS, UNITED STATES FUNDS, together with interest thereon at an annual rate of FOURTEEN (14%) Percent payable monthly until May 31, 1997 and thereafter at an annual rate equal to SIXTEEN (16%) Percent, payable monthly.

         The undersigned hereby waives presentment for payment, notice of protest and notice of non-payment. No time given to or security taken from or composition or arrangements entered into with any party hereto shall prejudice the rights of the holder to proceed against any other party.



                                       JAVA CENTRALE, INC.


                                    Per: /s/
                                        ----------------------------------
                                            Richard D. Shannon, Chairman

                 UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS

                                          OF

                                 JAVA CENTRALE, INC.


    The undersigned, constituting the entire Board of Directors ( the "Board") of JAVA CENTRALE, INC., a California corporation, (the "Corporation"), acting by unanimous written consent in lieu of a special meeting of the Board pursuant to
Section 307(b) of the California Corporations Code and Article III, Section 13 of the Bylaws of the Corporation, do hereby adopt, approve and authorize the resolutions set forth below:


                       APPROVAL OF THE FOLLOWING TRANSACTIONS:


1. Commitment Letter form Alta Petroleum, Inc. dated January 29, 1997 relating to a $300,000 Loan Facility for the Corporation, a copy of which is attached hereto as Schedule 1 (the "Alta Credit");

    WHEREAS the Board believes it is in the best interest of the Corporation to accept the Alta Credit in the form attached hereto as Schedule 1 (the "Commitment Letter"); and

    WHEREAS all of the security and other documents contemplated by the Commitment Letter is herein referred to as (the "Security Documents");

    NOW THEREFORE BE IT RESOLVED that this Board of Directors unanimously believes it is in the best interest of the Corporation and its Shareholders that the Commitment Letter be and it is hereby accepted;

    AND RESOLVED FURTHER that the execution on behalf of the Corporation of the Commitment Letter and the Security Documents shall be and they are hereby ratified, confirmed and approved;

    AND RESOLVED FURTHER that it is in the best interest of the Corporation and its Shareholders that the Corporation shall be the borrower under the Commitment Letter and shall grant the security required thereunder;

    AND RESOLVED FURTHER that any and all actions taken and documents executed relative to the Commitment Letter and the Security Documents by any individual officer or agent of the Corporation that are within the authority conferred by these resolutions shall be and they are hereby ratified, confirmed and approved as the acts and deeds of this Corporation, as fully as though these resolutions had been adopted prior to the taking of such actions;

    AND RESOLVED FURTHER that the officer of this Corporation shall be and they are hereby authorized and directed to execute the Commitment Letter and the Security Documents and that the officers of the Corporation shall be and they are hereby authorized and directed to do all acts and to execute, file and/or deliver all other documents and agreements that the may deem necessary or appropriate hereinafter in order to carry out the purposes expressed in these resolutions.

    IN WITNESS WHEREOF this Unanimous Written Consent has been executed by each of the following, including all of the Directors of the Corporation, to be effective as of the latest date indicated below.



January 29, 1997                        /s/
                                        -------------------------------------
                                              GARY C. NELSON, Director


January 29, 1997                        /s/
                                        -------------------------------------
                                              RICHARD D. SHANNON, Director


January 29, 1997                        /s/
                                        -------------------------------------
                                              KEVIN R. BAKER, Director


January 29, 1997                        /s/
                                        -------------------------------------
                                              LYLE P. EDWARDS, Director

                                 PLEDGE OF SECURITIES


         The undersigned, having lodged and deposited with Alta Petroleums, Inc. (hereafter called "Alta") One Thousand (1,000) Common Shares of Paradise Bakery, Inc., being 100 % of the issued and outstanding shares and represented by Share Certificate No. 2 attached hereto as Schedule "A" (hereinafter called the "Shares") for valuable consideration, HEREBY COVENANTS AND AGREES with Alta as follows:

1. The shares are hereby assigned, transferred, pledged and hypothecated to and in favour of Alta as general and continuing collateral security for the payment and fulfillment of all debts, liabilities and obligations, present and future, direct and indirect, matured or not, of the undersigned to Alta of whatsoever nature and kind and whether arising from any agreement or dealings with Alta and any third party by which Alta may be or become in any manner whatsoever a creditor of the undersigned or howsoever otherwise arising and whether the undersigned be bound alone or with another or others and whether as principal or surety (hereinafter called the "obligations").

2. If Alta considers it desirable for its protection so to do or the undersigned fails to fulfill any of the obligations, Alta may from time to time sell at public or private sale or otherwise realize upon all or any of the Shares for such price and money or other consideration and upon the best possible terms then available, upon Sixty (60) days written notice to the undersigned.

3. All income from the Shares, and the proceeds of any collection or realization of the Shares, after deduction of the expenses thereof, which with interest shall be borne by the undersigned, may be held by Alta as security aforesaid or from time to time applied against any of the obligations as Alta deems best.

4. Alta need not present, protest, give any notice in connection with, collect, enforce or realize any of the shares and need not protect or preserve them from, and hereby released from any responsibility for, any depreciation in or loss of value which they may suffer, and Alta shall be bound to exercise in all of its dealings with the Shares that standard of care required of a senior lending institution.


5. All claims, present or future, of the undersigned against any person liable upon or for the payment pursuant to any of the Shares are hereby assigned to Alta. Alta is hereby appointed the irrevocable attorney of the undersigned, with full powers of substitution, from time to time, to endorse and/or transfer the Shares and is hereby empowered to exercise all rights and powers to and perform all acts of ownership in respect of the Shares to the same extent as the undersigned might do and the undersigned shall forthwith repay all consequent outlay and expense with interest.

6. This shall be a continuing agreement and shall have effect whenever and so often as any of the obligations exist.

7. This agreement shall be binding upon the undersigned and the heirs, executors, administrators, successors and assigns of the undersigned and shall enure to the benefit of Alta and its successors and assigns.



         DATED at Calgary, Alberta, this 31st day of January, 1997.


                                        JAVA CENTRALE, INC.

                                      Per: /s/
                                          --------------------------------------
                                                 Richard D. Shannon, Chairman

                         ASSIGNMENT SEPARATE FROM CERTIFICATE


    FOR VALUE RECEIVED, Chart House Enterprises, Inc. a Delaware corporation hereby sells, assigns and transfers unto Java Centrale, Inc., a California corporation, One Thousand (1,000) shares of the capital stock of Paradise Bakery, Inc. standing in the name of Chart House Enterprises, Inc. on the books of Paradise Bakery, Inc. (the "Company") represented by Certificate No. 2 herewith and does hereby irrevocably constitute and appoint ___________________ attorney to transfer the said stock on the books of the Company with full power of substitution in the matter hereinbefore stated.



Dated:   December 29, 1995
         -----------------


                                        /s/
                                        ----------------------------------------
                                        Richard D. Tipton
                                        Vice President, Chart House Enterprises



In the presence of:



---------------------------